Exhibit 10.1

WAIVER AND ACKNOWLEDGEMENT

March 30, 2007

Reference is made to the sale and issuance by Alteon Inc., a Delaware corporation (the “Company”), of its convertible promissory notes and warrants pursuant to the transactions contemplated by (i) that certain Convertible Note and Warrant Purchase Agreement dated January 11, 2007, by and among the Company and the lenders named therein (the “Lenders”) (the “Purchase Agreement”), (ii) those certain convertible promissory notes, each dated January 11, 2007, in an aggregate principal amount of $3,000,000 issued to the Purchasers (the “Promissory Notes”), (iii) those certain warrants to purchase shares of the Company’s common stock, $0.01 par value per share (“Common Stock”), dated January 11, 2007, issued to the Purchasers (the “Warrants”), (iv) that certain Security & Guaranty Agreement by and among the Company, HaptoGuard, Inc., a wholly owned subsidiary of the Company (“HaptoGuard”), and Baker Bros. Advisors, LLC, as collateral agent, dated January 11, 2007 (the “Security and Agreement”) and (v) that certain Intellectual Property Security Agreement by and among the Company, HaptoGuard and Baker Bros. Advisors, LLC, as collateral agent, dated January 11, 2007 (the “IP Security Agreement” and together with the Purchase Agreement, the Promissory Notes, the Warrants and the Security Agreement, the “Note Documents”). Capitalized terms used herein and not defined will have the meaning ascribed to them in the Purchase Agreement.

The undersigned Purchasers and Collateral Agent, by their signature below, each hereby:

a)
subject to clause b) below, waive compliance with any agreement, covenant or obligation of or by the Company set forth in any of the Note Documents with respect to (i) the Company entering into definitive documents for the Preferred Financing by March 31, 2007; (ii) the Company holding the Stockholder Meeting on or prior to April 30, 2007 (which date will be extended to May 31, 2007 if the SEC reviews and comments on the proxy statement relating to the Stockholder Meeting) or (iii) the Maturity Date of each of the Promissory Notes;

b)
acknowledge and agree that (i) the Company may enter into definitive documents for the Preferred Financing at anytime prior to April 15, 2007, and (ii) the Company hold the Stockholder Meeting at any time on or prior to May 15, 2007 (which date will be extended to June 15, 2007 if the SEC reviews and comments on the proxy statement relating to the Stockholder Meeting), without being in breach of or triggering any event of default under any of the Transaction Documents, and (iii) the Maturity Date of each of the Promissory Notes is hereby extended to June 18, 2007.

In consideration of the foregoing waivers, acknowledgments and agreements, the Company, the Purchasers and the Collateral Agent further agree that, with respect to that certain Memorandum of Terms dated January 4, 2007, the date of March 31, 2007 in the section entitled “Exclusivity and Confidentiality” shall be extended to April 15, 2007.

The Purchasers and Collateral Agent expressly reserve all rights and remedies available to them as a result of any breach or default relating to the items described in clauses a) and b) from or after the date hereof, as well as any breach or default of any other provision of the Note Documents which may have occurred at any time prior to, or may occur on or after, the date hereof.

The Company hereby acknowledges and agrees that the execution and delivery by the Purchasers and Collateral Agent of this Waiver and Acknowledgment shall not be deemed to create a course of dealing or otherwise obligate the Purchasers or Collateral Agent to execute similar waivers under the same or similar circumstances in the future.

[remainder left intentionally blank]

The undersigned hereby executes this Waiver and Acknowledgment as of the date first set forth above.

BAKER BROS. ADVISORS, LLC,
as Collateral Agent	BAKER/TISCH INVESTMENTS, L.P.

	By:	Baker/Tisch Capital, L.P.,
its general partner

	By:	Baker/Tisch Capital (GP), LLC,
its general partner

By:	/s/ Felix Baker, Ph.D. Name: Felix Baker, Ph.D. Title: Managing Member	By:	/s/ Felix Baker, Ph.D. Name: Felix Baker, Ph.D Title: Managing Member

BAKER BIOTECH FUND I, L.P.

By:	Baker Biotech Capital, L.P.,
its general partner

By:	Baker Biotech Capital (GP), LLC,
its general partner

By:	/s/ Felix Baker, Ph.D.
Name: Felix Baker, Ph.D.
Title: Managing Member

Baker Brothers Life Sciences, L.P.

By:	Baker Brothers Life Sciences Capital, L.P.
its general partner

By:	Baker Brothers Life Sciences Capital (GP), LLC
is general partner

By:	/s/Felix Baker, Ph.D.
Name: Felix Baker, Ph.D.
AGREED AND ACCEPTED:	Title: Managing Member

ALTEON INC.		14159, L.P.

By:	/s/ Noah Berkowitz. Name: Noah Berkowitz Title: President	By: By:	14159 Capital, L.P., its general partner 14159 Capital (GP), LLC, is general partner

By:	/s/ Felix Baker, Ph.D.
Name: Felix Baker, Ph.D.
Title: Managing Member